UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 19, 2011
THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As a result of the 2010 merger transaction between BPW Acquisition Corp. and The Talbots, Inc. (the “Company”), the Company is no longer a controlled, majority-owned corporation. Following this transaction, the Company’s Corporate Governance and Nominating Committee undertook a review in order to modernize the Company’s by-laws in keeping with current practices. As a result of this review, the Company’s Board of Directors (the “Board”), at its May 19, 2011 meeting held following the 2011 Annual Meeting of Shareholders (“Annual Meeting”), approved an amendment and restatement of the Company’s by-laws, effective as of that date. Among other matters, the by-laws have been amended and restated to reflect the following:
•	Special Meeting of Stockholders (Section 1.2) The by-laws have been amended to add and clarify procedural requirements for special stockholder meetings, including the following: A stockholder request to call a special meeting of stockholders must set forth the business proposed to be conducted at the special meeting. The Secretary may deny a request if the same or substantially the same proposed business was or will be covered at a meeting of stockholders held or to be held within 90 days of receipt of the request. The request needs to be accompanied by a notice setting forth information concerning the proposed business including any proposed director nomination and concerning the proposing stockholder, which information is to be updated and supplemented as of the record date and as of a date closer to the meeting. The Board may submit additional matters and cause other business to be transacted at the meeting. A proposal may not be presented for stockholder action at a special meeting if the stockholder or beneficial owner acts contrary to the representations set forth in a request to call a special meeting. The Secretary may, in his or her discretion, decline to accept a request (i) that does not comply with the provisions of this section of the by-laws, (ii) that relates to an item of business that is not a proper subject for stockholder action under applicable law or (iii) that is delivered between the 61st day after the earliest date of a request delivered to the Secretary relating to the same or substantially similar item and ending one year from such earliest date. The Board may waive one or more requirements for a special meeting. Business transacted at a special meeting shall be limited to the purposes stated in the notice to stockholders of such special meeting.

•	Stockholder Meeting Adjournments (Section 1.4) The amended by-laws clarify that the chairman of the meeting has the authority to determine whether to adjourn a stockholder meeting, whether or not a quorum of stockholders is present at the meeting. The amended by-laws also require notice of an adjourned meeting where a new record date for stockholders entitled to vote is fixed for an adjourned meeting.

•	Quorum at a Stockholder Meeting (Section 1.5) The amended by-laws clarify that the determination of a quorum is based on the voting power of the outstanding shares entitled to vote.

•	Conduct of Stockholder Meeting (Section 1.6) The amended by-laws clarify the authority and power of the chairman of the meeting with respect to the conduct of stockholder meetings including establishing the agenda, attendance or participation at the meeting, and such other acts as the chairman of the meeting determines to be appropriate for the proper conduct of the meeting. The amended by-laws also clarify that the chairman of the meeting has the power to determine whether a nomination or other business proposed to be brought before the meeting was made or proposed in accordance with the amended by-laws and, if appropriate, determine that such matter was not properly brought.

•	Voting; Proxies (Section 1.8) The amended by-laws clarify the means by which a stockholder may grant valid proxy authority. The amended by-laws also provide that the advisory vote with respect to executive compensation as required by Dodd-Frank (“Say-on-Pay”) shall require the affirmative vote of a majority of the votes cast and the determination of the frequency of the Say-on-Pay vote shall be decided by a majority of the votes cast, with abstentions and broker non-votes not being considered as votes cast.

•	Stockholder Action by Written Consent (Section 1.9) The by-laws have been amended to add and clarify procedural requirements for stockholder action by written consent, including the following: Stockholders seeking to take action by written consent would provide requisite notice to the Company, and the Board may within 10 days after it receives such request adopt a resolution fixing a record date for such purpose. The record date would be no more than 10 days after the date of the Board resolution fixing the record date. The stockholder notice would be required to describe the action that the stockholder proposes to take by written consent. Each written consent must bear the date of signature, and no written consent will be effective to take the corporate action referred to unless, within 60 days of the earliest dated written consent delivered to the Company, written consents signed by a sufficient number of stockholders of record to take such action are delivered to the Company. The Company may engage an independent inspector of election to perform a ministerial review of the validity of the written consents and revocations.

•	Advance Notice of Stockholder Proposals (Section 1.13) The amended by-laws clarify and add procedural requirements for advance notice of stockholder proposals, including the following:

Annual Meeting. Nominations for election to the Board and proposals of other business to be considered by stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Company’s proxy materials with respect to such meeting, in the case of a proposal of any business other than the election or nomination of directors, or (B) by or at the direction of the Board, or (C) by any stockholder who was a stockholder of record at the time such notice is delivered to the Secretary of the Company and at the time of the annual meeting, is entitled to vote at such meeting, and complies with the notice procedures set forth in the amended by-laws. The amended by-laws provide specific notice periods for any stockholder notice for director nominations or other business to be proposed to be conducted at the meeting, and provide the particular information required to be included in the notice. The amended by-laws also require information about the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made, including detailed information concerning stockholdings, derivative holdings and other specified holdings or interests. A stockholder’s notice is required to be updated and supplemented as of the record date and as of a date closer to the date of the meeting.

Special Meeting. The amended by-laws require similar information in connection with stockholder action for director nominations or other business to be brought before a special meeting of stockholders, the time periods within which such stockholder notice must be provided to the Company in advance of such meeting, as well as updating and supplementing of such information.

The amended by-laws provide that only nominations and other business shall be conducted at a stockholders meeting as shall have been brought in accordance with the advance notice by-law provisions. The amended by-laws require the proposing stockholder to be a stockholder of record and for the stockholder or a qualified representative to appear at such meeting.

•	Director Qualifications (Section 1.14) The amended by-laws add certain director qualifications, including: In order for a person to be qualified and eligible to serve as a director elected or reelected at a meeting of stockholders, the person must within the time period provided in the amended by-laws deliver to the Secretary of the Company a director questionnaire and the written representations provided for in the amended by-laws. A person shall not be qualified and eligible to fill a vacancy or newly created directorship unless such person has delivered the same information as above on or before such appointment. The Board may waive any of the requirements of this section and a director will be deemed to have satisfied this section if a director is elected or reelected and neither any challenge to such director’s qualification is submitted to the Secretary nor a determination by the Board with respect to such person’s failure to satisfy the provisions of this section is made on or before the 10th day after his or her election or reelection. The Board will determine whether any person has satisfied the provisions of this section and if the Board determines that a person has not satisfied the requirements of this section, such person may not be elected or appointed as a director.

•	Director Independence (Section 2.1) The amended by-laws clarify that independence will be determined by the Board in good faith in accordance with applicable director independence requirements under the listing requirements of the principal stock exchange on which the Company’s common stock is then listed.

•	Board Vacancies (Section 2.2) The amended by-laws clarify the procedure for director resignations. The amended by-laws also clarify that only the Board has the right to fill vacancies, whether arising due to a director leaving the Board or as a result of an increase in the size of the Board, and that no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

•	Special Board Meeting (Section 2.4) The amended by-laws clarify the notice provisions for special Board meetings.

•	Board Action (Section 2.7) The amended by-laws eliminate the list of specified items requiring Board approval that was previously included in Section 2.7 of the prior by-laws. Such items will be separately addressed by the Board.

•	Reliance on Accounts and Reports (Section 2.12) The amended by-laws provide that directors may rely in good faith on certain records, reports, opinions, statements and other information as described in new Section 2.12.

•	Committees (Sections 3.1 and 3.2) The amended by-laws update the provisions regarding committees of the Board covering such matters as quorum, term, vacancies, approval, adoption and repeal of committee rules, appointment of committee chairpersons, and change of committee membership, and clarify that certain powers and authority are not to be provided to committees.

•	Delegation to Officers (Section 4.3) The amended by-laws clarify that the Board may delegate the powers and duties of any officer to any other officer or agent.

•	Stock (Article 5) The amended by-laws update provisions of the prior by-laws concerning uncertificated shares and transfer of shares.

•	Indemnification (Article 7) The amended by-laws provide modifications to and clarify the indemnification provisions, advancement of expenses, procedures for indemnification, preservation of rights, and insurance.

•	Amendment (Section 8.1) The amended by-laws provide that the Board may amend the by-laws by majority vote of the entire Board and that stockholders may amend the by-laws by a vote of a majority of the outstanding common stock. The prior by-laws had provided that the Board may amend the by-laws or adopt new by-laws by action by the Board and that the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

•	General Changes Throughout the Amended By-laws Other changes appear throughout the amended and restated by-laws, including without limitation, provisions concerning the opportunity for stockholder meetings to be held pursuant to remote communication; separate record dates for notice of and voting at a stockholders meeting if the Board so elects; electronic transmission of meeting notice to stockholders; and updates in terms of various procedural matters.
The foregoing description of the Company’s amended and restated by-laws is a summary only and is qualified in its entirety by reference to the full and complete text of the amended and restated by-laws attached as Exhibit 3.1 to this report and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)	The Company held its Annual Meeting on May 19, 2011.

(b)	At the Annual Meeting, shareholders voted on the following four proposals and cast their votes as described below. The proposals are described in more detail in the Company’s proxy statement filed with the Commission on April 8, 2011.
Proposal No. 1 Election of Directors
The Company’s shareholders elected all six of the Company’s nominees for director as set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Gary M. Pfeiffer	47,939,565	3,356,533	11,235,287
Marjorie L. Bowen	50,589,871	706,227	11,235,287
John W. Gleeson	48,846,020	2,450,078	11,235,287
Andrew H. Madsen	48,838,559	2,457,539	11,235,287
Trudy F. Sullivan	50,561,088	735,010	11,235,287
Susan M. Swain	50,566,913	729,185	11,235,287
Proposal No. 2 Ratification of Deloitte & Touche LLP
The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year as set forth below:

Votes For	Votes Against	Abstain
61,881,661	507,557	142,167
Proposal No. 3 Advisory Vote on Executive Compensation
The Company’s shareholders cast their votes with respect to the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,602,929	26,179,560	1,513,609	11,235,287
Although this vote is advisory, the Board takes the results of this vote seriously. The Board and its Compensation Committee are committed to the continuous evaluation of our compensation programs and to considering appropriate adjustments to those programs in order to reflect progress made toward the Company’s turnaround as well as input from our shareholders.
Proposal No. 4 Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The Company’s shareholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
47,804,062	208,136	1,746,435	1,537,465	11,235,287
The results of the shareholder vote on Proposal No. 4 (the Say-on-Frequency Vote) were consistent with the recommendation of the Board that the advisory vote on executive compensation be held every year. Accordingly, the Company will hold an "annual" advisory vote on executive compensation unless changed as a result of a subsequent Say-on-Frequency Vote.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
3.1	Amended and Restated By-laws of The Talbots, Inc., effective as of May 19, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: May 25, 2011	By:	/s/ Richard T. O’Connell, Jr.
		Name:	Richard T. O’Connell, Jr.
		Title:	Executive Vice President, Real Estate, Legal, Store Planning & Design and Construction, and Secretary